UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

Safeguard Scientifics, Inc.
(Exact Name of registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

150 N. Radnor Chester Rd., STE F-200 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.10 par value)	SFE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.         Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of Safeguard Scientifics, Inc. (the “Company”) was held on May 19, 2021. As of the Record Date of March 24, 2021, there were 20,943,777 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal I – Election of Directors

Shareholders approved the election of four directors to serve as directors for a one-year term to expire at the 2022 Annual Meeting.  The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Russell D. Glass	9,622,438	3,992,796	4,118,087
Joseph M. Manko, Jr.	11,142,343	2,472,891	4,118,087
Maureen F. Morrison	8,709,419	4,905,815	4,118,087
Robert J. Rosenthal	7,125,373	6,489,861	4,118,087

Proposal II – Advisory Vote Concerning Executive Compensation of the Named Executive Officers

Shareholders approved, on an advisory basis, the Company’s compensation of its named executive officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company’s 2021 Annual Meeting Proxy Statement. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,986,982	6,523,123	105,129	4,118,087

Proposal III– Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2021

Shareholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for its 2021 fiscal year.  The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,514,519	1,173,283	45,519	------

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Date: May 21, 2021	By:	/s/ G. Matthew Barnard
Name: G. Matthew Barnard
Title: General Counsel

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